EXHIBIT 10.1

Credit Agreement, dated as of April 2, 2012, among Raymond James Investments, LLC, RJ Securities, Inc., RJC Forensics, LLC, RJC Event Photos, LLC, Morgan Properties, LLC and Regions Bank

EXHIBITS AND SCHEDULES

Exhibit 2.5(b)	-	Form of Collateral Value Certification
Exhibit 4.3(c)	-	Form of Notice of Borrowing
Exhibit 6.11	-	Form of Operating Agreement Amendment

Schedule 1.1(a)	-	Auction Rate Securities (Included in Collateral)
Schedule 1.1(a)(2)	-	Schedule of Auction Rate Securities Valuations
Schedule 1.1(b)	-	Private Equity Securities
Schedule 1.1(c)	-	Excluded Auction Rate Securities
Schedule 5.5(c)(i)	-	Liens
Schedule 5.5(c)(ii)	-	Funding Obligations
Schedule 5.12	-	Subsidiaries
Schedule 7.2	-	Indebtedness

Exhibit 2.5(b)

[Form of Collateral Value Certification]

Collateral Value Certification
This Collateral Value Certification ("Certification") is submitted pursuant to that Credit Agreement dated as of April 2, 2012, by and among Regions Bank, an Alabama banking corporation, Raymond James Investments, LLC, a Florida limited liability company, RJ Securities, Inc., a Florida corporation, RJC Forensics, LLC, a Delaware limited liability company, RJC Event Photos, LLC, a Delaware limited liability company, and Morgan Properties, LLC, a Tennessee limited liability company (as it may have been amended, the "Credit Agreement"; capitalized terms not defined herein have the meanings provided in the Credit Agreement).
This Certification is submitted regarding the Collateral Valuation Date of ________, 201__.
As of the referenced Collateral Valuation Date, the Collateral Value (or Provisional Collateral Value, as applicable) and its components are as follows:

1.	Eligible Auction Rate Securities Value	$
2.	Eligible Private Equity Securities Value	$
3.	Collateral Value (sum 1 and 2)	$
4.	Principal amount of Loan outstanding	$
5.	Principal advance requested (if any)	$
6.	Total principal of Loan (4 plus 5)	$
7.	Supported Loan balance (70% of 3)	$

If Line 6 is great than Line 7, Borrowers agree:
If this Certification is tendered in connection with a request for an Advance, the amount of the requested Advance shall be reduced to such an amount that would cause the entire principal balance of the Loan to be supported by the required 70% ratio.
If this Certification is tendered for the Compliance Date or for a quarterly Collateral Valuation Date, Borrowers shall prepay principal on the Loan, provide additional collateral, or some combination of the two, within three business days, as to cause the entire principal balance of the Loan to be supported by the required 70% ratio, all as provided for in, and subject to the requirements of, the Credit Agreement.
Attached as Schedule 1 is a listing of the Eligible Auction Rate Securities and their valuations used in completing this Certification. If this Certification is of a quarterly Collateral Valuation Date, the third-party valuation or internal valuation, as applicable, is attached hereto as an Exhibit.
Attached as Schedule 2 is a listing of the Eligible Private Equity Securities and their valuations used in completing this Certification. If this Certification is of a quarterly Collateral Valuation Date, an executed Certification of Guarantor is attached hereto as an Exhibit.

Attached as collective Schedule 3 are copies of brokerage account statements dated on or after the Collateral Valuation Date for which this Certification is delivered evidencing that the Pledged Auction Rate Securities are held in one or more accounts that are subject to control agreements with Lender.
Attached as Schedule 4 is a list of any Pledged Private Equity Securities for which, as of the Collateral Valuation Date for which this Certification is delivered, a capital call or other funding demand had been made upon a Borrower and the date for performance had passed but the applicable Borrower had not performed.
The undersigned certifies that the above calculations have been prepared in accordance with the Credit Agreement and are complete and correct in all material respects.
Submitted this __ day of ________, 201__.

RAYMOND JAMES INVESTMENTS, LLC
(for itself and for
RJ Securities, Inc.
RJC Forensics, LLC
RJC Event Photos, LLC, and
Morgan Properties, LLC,
under authority granted in the Credit Agreement)
By:_________________________

Title:_______________________

Exhibit 2.5(b) (continued)
[Form of Guarantor Certification]

Certification of Guarantor
This Certification of Guarantor ("Certification") is submitted pursuant to that Credit Agreement dated as of April 2, 2012, by and among Regions Bank, an Alabama banking corporation, Raymond James Investments, LLC, a Florida limited liability company, RJ Securities, Inc., a Florida corporation, RJC Forensics, LLC, a Delaware limited liability company, RJC Event Photos, LLC, a Delaware limited liability company, and Morgan Properties, LLC, a Tennessee limited liability company (as it may have been amended, the "Credit Agreement"; capitalized terms not defined herein have the meanings provided in the Credit Agreement).
The undersigned certifies that it has reviewed the Eligible Private Equity Securities Value stated in that Collateral Value Certification for the Collateral Value Certification Date of _________ submitted by Borrowers and, to the best of its knowledge, information, and belief, (check one):
__ except as disclosed in writing appended to and delivered with this Certification, there have been no adverse developments that have materially impaired the value of any of the Eligible Private Equity Securities since the most recent Collateral Value Certification.
__ there have been no adverse developments that have materially impaired the value of any of the Eligible Private Equity Securities since the most recent Collateral Value Certification.

Dated _________, 201__.
RAYMOND JAMES FINANCIAL, INC.
By:_________________________

Title:_______________________

Exhibit 4.3(c)

[Form of Notice of Borrowing]

NOTICE OF BORROWING

Date:  _______________, 2012
Regions Bank
100 North Tampa Street, Suite 100
Tampa, FL 33602
Attention: Debra Cross

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of April 2, 2012 (such agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition shall have the respective meanings assigned to those terms in the Credit Agreement), among RAYMOND JAMES INVESTMENTS, LLC, a Florida limited liability company; RJ SECURITIES, INC., a Florida corporation; RJC FORENSICS, LLC, a Delaware limited liability company; RJC EVENT PHOTOS, LLC, a Delaware limited liability company; and MORGAN PROPERTIES, LLC, a Tennessee limited liability company, as the Borrowers, and REGIONS BANK, as Lender. Borrowers hereby give you notice irrevocably, pursuant to Section 4.3(c) of the Credit Agreement, of the following requested Advance:

(A)	The principal amount of the requested Advance is $_________.

(B)	The Business Day of the proposed Advance is _______________, 2012.

(C)	Attached hereto is a current Collateral Value Certification.

RJI, by its signature below, hereby certifies on behalf of Borrowers, that all conditions precedent set forth in Section 4.3 of the Credit Agreement are satisfied on the date hereof and shall be satisfied on the date of the requested Advance.

RAYMOND JAMES INVESTMENTS, LLC
By:
Name:
Title:

Exhibit 6.11

[Form of Operating Agreement Amendment]

______ Amendment to Operating Agreement
____________________, LLC

This ______ Amendment to Operating Agreement is entered into as of ___________, 2012, by the undersigned, being all of the members of _________________________________ (the "Company"), a _______________________ limited liability company, and by the Company.
The Company's Operating Agreement dated as of ___________ ___, 20__, as amended to date, is hereby amended by adding the following additional language as a new final Section ____ thereof:
____    Encumbrance of [Membership Interests].
(a)    Reference is made to that Security Agreement dated as of April 2, 2012, by and among Regions Bank, an Alabama banking corporation (with its successors and permitted assigns, "Lender"), Raymond James Investments, LLC, a Florida limited liability company, RJ Securities, Inc., a Florida corporation, RJC Forensics, LLC, a Delaware limited liability company, RJC Event Photos, LLC, a Delaware limited liability company, and Morgan Properties, LLC, a Tennessee limited liability company (as it may be amended or restated, the "Security Agreement"). The Company and the respective Members of the Company hereby consent to the terms of the Security Agreement and the security interest granted therein.
(b)    The respective Members of the Company are hereby authorized to grant security interests in their [Membership Interests] and all other rights in and with respect to the Company pursuant to the Security Agreement. Neither the grant of such security interest nor any transfer resulting from the exercise of remedies under the Security Agreement shall (i) be a breach of any obligation under the Agreement, (ii) require any consent, approval, vote, or other decision by the Company or any Member, (iii) invoke a right of first refusal, purchase right, change of voting rights, or other burden upon the interests so transferred. The security interest granted Lender in the Security Agreement shall be recognized by the Company and the lawful remedies and other rights provided Lender therein shall be fully enforceable by Lender. Without limiting the foregoing, the Company agrees to designate Lender or its designee as the substitute member of the Company as provided in the Security Agreement upon Lender's instruction to do so.
(c)    The respective Members of the Company are hereby authorized to vote, give consents, and otherwise act as to their [Membership Interests] through any Irrevocable Proxy included in or issued pursuant to any Security Agreement.
(d)    The Company agrees that for as long as the Security Agreement remains in effect, it shall not recognize or give effect to any transfer or purported transfer of any [Membership Interests] in the Company that are subject to the security interest granted in the Security Agreement, unless such transfer is permitted under the Security Agreement and the other loan documents in connection therewith, consented to in writing by Lender, or is made at Lender's request pursuant to the exercise of remedies under the Security Agreement. Further, the Company shall not issue any new [Membership Interests], any rights to purchase new [Membership Interests] in the Company, or any indebtedness or other obligation convertible into new [Membership Interests] of the Company except as may be permitted by the Security Agreement and the other loan documents executed in connection therewith.

(e)    The Company has not elected for its equity interests to be treated as securities under Article 8 of the Uniform Commercial Code and it shall not hereafter so elect or treat its equity interests as though subject to Article 8, except in accordance with the Security Agreement. The Company has not issued any physical certificates evidencing its equity interests and shall not hereafter do so, except in accordance with the Security Agreement.
(f)    This Section shall control over any contrary provision in this Agreement. To avoid doubt, and without limitation, this Section controls contrary provisions included in Article __ of this Agreement regarding transfers.
(g)    Neither this Agreement nor the [Certificate of Formation] of the Company may be amended or provisions thereof waived, except as may be permitted by the Security Agreement and the other loan documents in connection therewith.
[signature page to follow]

This _______ Amendment to Operating Agreement is executed as of the date stated above.

_______________________________

By: ____________________________
Title: ___________________________

_____________________________

_____________________________

Schedule 1.1(a)
[Auction Rate Securities (Included in Collateral)]

Exhibit 1.1 (a)

Raymond James Financial, Inc.
Auction Rate Securities
Securities subject to the Agreement
CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
001190206	AGIC AUCTION RATE 00119020	4,475,000	3,734,388
001190305	AGIC AUCTION RATE 00119030	4,550,000	3,796,975
001190404	AGIC CONV & INCOME FD PFD SHS SER C AUCTION RATE 00119040	5,150,000	4,297,675
001190503	AGIC CONVERTIBLE & INCOME FUND AUCTION RATE 00119050	2,700,000	2,253,150
001190602	AGIC AUCTION RATE 00119060	6,275,000	5,236,488
001191204	AGIC CONV & INCOME FD II AUCT PFD SHS A AUCTION RATE 00119120	4,325,000	3,609,213
001191303	AGIC AUCTION RATE 00119130	3,150,000	2,628,675
001191402	AGIC AUCTION RATE 00119140	5,200,000	4,339,400
001191501	AGIC AUCTION RATE 00119150	6,600,000	5,507,700
001191600	AGIC AUCTION RATE 00119160	5,700,000	4,756,650
23325P856	DNP SELECT INCOME FD PFD AUC RATE SERIES TH7 AUCTION RATE 23325P85	25,000	22,000
278279203	EATON VANCE FLOATING RATE INCOME TRUST PRFD AUC SERIES A 27827920T	2,475,000	2,070,338
278279302	EATON VANCE FLOATING RATE INCOME TRUST PRFD AUC SERIES B 27827930W	2,675,000	2,237,638
278279401	EATON VANCE FLOATING RATE INCOME TRUST PFD AUC SERIES C 27827940H	2,125,000	1,777,563
27828H204	EATON VANCE LIMITED DURATION INCOME FUND PFD AUC SER A 27828H20M	2,275,000	1,898,488
27828H303	EATON VANCE LIMITED DURATION INCOME FUND PFD AUC SER B 27828H30T	2,250,000	1,877,625
27828H402	EATON VANCE LIMITED DURATION INCOME FUND PFD AUC SER C 27828H40W	3,075,000	2,566,088
27828H501	EATON VANCE LIMITED DURATION INCOME FUND PFD AUC SER D 27828H50H	2,425,000	2,023,663
27828H600	EATON VANCE LIMITED DURATION INCOME FUND PFD AUC SER E 27828H60F	3,575,000	2,983,338
27828Q204	EATON VANCE SR FLTNG RTE TR PFD AUC SER A AUCTION RATE 27828Q20M	2,550,000	2,127,975
27828Q303	EATON VANCE SR FLTNG RTE TR PFD AUC SER B AUCTION RATE 27828Q30M	1,750,000	1,460,375
72200U209	PIMCO CORPORATION INCOME FUND PREFERRED AUC CUM M AUCTION 72200U20M	1,425,000	1,189,163
72200U308	PIMCO CORPORATION INCOME FUND PREFERRED AUC CUM T AUCTION 72200U30T	3,325,000	2,774,713
72200U407	PIMCO CORPORATION INCOME FUND PREFERRED AUC CUM W AUCTION 72200U40W	3,350,000	2,795,575
72200U506	PIMCO CORPORATION INCOME FUND PREFERRED AUC CUM TH AUCTION 72200U50H	4,200,000	3,504,900
72200U605	PIMCO CORPORATION INCOME FUND PREFERRED AUC CUM F AUCTION 72200U60F	2,950,000	2,461,775
722014206	PIMCO HIGH INCOME FUND PREFERRED M AUCT RTE AUCTION 72201420M	1,725,000	1,439,513
722014305	PIMCO HIGH INCOME FUND PREFERRED T AUCT RTE AUCTION 72201430T	2,050,000	1,710,725
722014404	PIMCO HIGH INCOME FUND PREFERRED W AUCT RTE AUCTION 72201440W	2,800,000	2,336,600
722014503	PIMCO HIGH INCOME FUND PREFERRED TH AUCT RT AUCTION 72201450H	1,775,000	1,481,238
722014602	PIMCO HIGH INCOME FUND PREFERRED F AUCT RTE AUCTION 72201460F	2,625,000	2,190,563
(continued on next page)

CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
(continued from previous page)
72201B200	PIMCO CORPORATE OPPORTUNITY FUND PREFERRED AUC SERIES M 72201B20M	1,775,000	1,481,238
72201B309	PIMCO CORPORATE OPPORTUNITY FUND PREFERRED AUC SERIES T 72201B30T	2,850,000	2,378,325
72201B408	PIMCO CORPORATE OPPORTUNITY FUD PREFERRED AUC SERIES W 72201B40W	2,875,000	2,399,188
72201B507	PIMCO CORPORATE OPPORTUNITY FUND PREFERRED AUC SERIES TH 72201B50H	3,550,000	2,962,475
72201B606	PIMCO CORPORATE OPPORTUNITY FUD PREFERRED AUC SERIES F 72201B60F	3,400,000	2,837,300
72201H207	PIMCO FLOATING RATE INCOME FUND AUCT RT PREFERRED T 72201H20T	800,000	704,000
72201H306	PIMCO FLOATING RATE INCOME FUND AUCT RT PREFERRED W 72201H30W	925,000	814,000
72201H405	PIMCO FLOATING RATE INCOME FUND AUCT RT PREFERRED TH 72201H40H	2,125,000	1,870,000
	Auction Rate Preferred Securities	117,850,000	98,536,688

04780TAC8	ATLANTA GA ARPT PASSENGER FAC REV, REF REV SUB LIEN GEN AUCT 3.32% 01/01/24 04780TAC	175,000	152,163
13033HXP6	CALIFORNIA HEALTH FACS FING AU INSD HOSP REV BDS, SAN DIEGO M 0.198% 07/15/18 13033HXP	100,000	86,950
13077TMM6	CALIFORNIA STATEWIDE CMNTYS DE CTFS PARTN, VAR-STARS-CITRUS-R 3.35% 04/01/28 13077TMM	100,000	86,950
342816RK3	FLORIDA ST MUN PWR AGY REV, VA ST LUCIE, WEEKLY ACTUAL/360 SE 0.455% 10/01/21 342816RK	75,000	65,213
342816RM9	FLORIDA ST MUN PWR AGY REV, RE ST LUCIE, WEEKLY ACTUAL/360 SE 0.49% 10/01/21 342816RM	625,000	543,438
442348L22	HOUSTON TX ARPT SYS REV, SUB L WEEKLY ACTUAL/360 SER 2000 P-1 0.26% 07/01/30 442348L2	150,000	130,425
543583HC5	LORAIN CNTY OH HOSP REV, STARS CATHOLIC HLTH PARTNERS SVCS, E 3.25% 10/01/30 543583HC	200,000	173,900
543583HG6	LORAIN CNTY OH HOSP REV, REV R CATHOLIC HEALTH PARTNERS F/K/A 0.59% 04/01/19 543583HG	350,000	304,325
59259REE0	METROPOLITAN TRANSN AUTH NY RE BDS, WEEKLY ACTUAL/360 SER 200 0.01% 11/01/22 59259REE	150,000	130,425
59259REF7	METROPOLITAN TRANSN AUTH NY RE BDS, EVERY 28 DAYS ACTUAL/360 0.593% 11/01/22 59259REF	150,000	130,425
603695DG9	MINNEAPOLIS & ST PAUL MN HSG & AUTH HEALTH CARE SYS, HLTH CAR 0.182% 11/15/17 603695DG	200,000	173,900
603699AC3	MINNEAPOLIS & ST PAUL MN HSG & AUTH REV, PARS, ALLINA HLTH SY 0.053% 08/01/28 603699AC	300,000	260,850
60635RA72	MISSOURI ST HEALTH & EDL FACS HEALTH FACS REV, STARS REV BDS 3.4% 06/01/31 60635RA7	1,000,000	869,500
649713CF9	NEW YORK NY CITY TRAN AUTH MET AUTH TRIBOROUGH BRDG TUNL AUTH 3.35% 01/01/30 649713CF	225,000	195,638
649713CG7	NEW YORK NY CITY TRAN AUTH MET AUTH TRIBOROUGH BRDG TUNL AUTH 0.01% 01/01/30 649713CG	200,000	173,900
(continued on next page)

CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
(continued from previous page)
649713CH5	NEW YORK NY CITY TRAN AUTH MET AUTH TRIBOROUGH BRDG TUNL AUTH 3.4% 01/01/30 649713CH	200,000	173,900
649713CJ1	NEW YORK NY CITY TRAN AUTH MET AUTH TRIBOROUGH BRDG TUNL AUTH 3.63% 01/01/30 649713CJ	425,000	369,538
649713CK8	NEW YORK NY CITY TRAN AUTH MET AUTH TRIBOROUGH BRDG TUNL AUTH 0.01% 01/01/30 649713CK	150,000	130,425
64984ECX1	NEW YORK ST ENERGY RESH & DEV BDS, CONSOLIDATED EDISON CO OF 0.01% 05/01/32 64984ECX	25,000	21,738
664848AB4	NORTHERN CA TRANSMISSION AGY R REV BDS, CALIFORNIA-OREGON TRA 0.01% 05/01/24 664848AB	1,300,000	1,130,350
72316MEG0	PINELLAS CNTY FL HEALTH FACS A VAR REV BDS, BAYCARE HEALTH SY 0.281% 11/15/23 72316MEG	2,250,000	1,956,375
95766M303	WESTERN ASSET MGMT AUCTION RATE 95766M30	50,000	43,175
	Auction Rate Municipal Securities (other than Jefferson County)	8,400,000	7,303,500
(continued on next page)

CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
(continued from previous page)
Morgan Keegan Auction Rate Portfolio:
261932206	DREYFUS STRATEGIC MUNI	575,000		546,250
261932305	DREYFUS STRATEGIC MUNI, INC.	1,250,000		1,187,500
261932404	DREYFUS STRATEGIC MUNICIPALS	1,350,000		1,282,500
278279302	EATON VANCE FLOATIN RATE INC	475,000		451,250
278279401	EATON VANCE FLOATING RATE INC	375,000		356,250
723762209	PIONEER MUNI HIG INC ADV TR	3,700,000		3,404,000
723763207	PIONEER MUNICIPAL HIGH INC TR	4,525,000		4,163,000
723763306	PIONEER MUNI HIGH INCOME TR	5,625,000		5,175,000
00432CBC4	ACCESS GROUP SERIES 2003-1 A6	100,000		95,000
00764C208	ADVENT CLAYMORE CONV SECS &	25,000		23,750
010632JP3	ALABAMA ST UNIV REV GEN	275,000		261,250
04780TAC8	ATLANTA GA ARPT PASSENGER FAC	300,000		285,000
04780TAD6	ATLANTA GA ARPT PASSENGER FAC	225,000		213,750
09248C304	BLACKROCK MUN 2018 TERM TR	25,000		23,750
121342KN8	BURKE CNTY GA DEV AUTH POLLTN	3,225,000		3,063,750
177464AQ7	CITRUS CNTY FL POLLUTN CTL REV	725,000		688,750
177464AS3	CITRUS CNTY FLA POLLUTN CTL	1,100,000		1,045,000
27826U306	EATON VANCE MUNICIPAL INCOME	1,675,000		1,591,250
27828H204	EATON VANCE LIMITED DURATION	1,700,000		1,615,000
27828H303	EATON VANCE LIMITED DURATION	3,100,000		2,945,000
27828H402	EATON VANCE LIMITED DURATION	1,275,000		1,211,250
27828H501	EATON VANCE LIMITED DURATION	2,800,000		2,660,000
27828H600	EATON VANCE LIMITED DURATION	1,425,000		1,353,750
28148NAQ6	EDUCATIONAL FDG SOUTH INC TENN	150,000		145,500
36242H609	GABELLI DIVIDEND & INCOME TRST	25,000		23,750
442348L22	HOUSTON TX ARPT SYS REV PARS	200,000		190,000
442348V96	HOUSTON TEX ARPT SYS REV ARS	1,725,000		1,638,750
543583HC5	LORAIN CNTY OH HOSP REV STARS	2,000,000		1,900,000
543583HD3	LORAIN CNTY OHIO HOSP REV	100,000		95,000
(continued on next page)

CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
(continued from previous page)
57563RFL8	MASSACHUSETTS EDL FING AUTH ED	1,625,000		1,543,750
60635RA98	MISSOURI ST HEALTH & EDL FACS	1,500,000		1,425,000
610530DU8	MONROE CNTY GA DEV AUTH POLLUT	75,000		71,250
64031QCK5	NELNET STUDENT LN 2005-4 A4R1	1,700,000		1,615,000
64031RBA6	NELNET STUDENT LN SER 2004-2A	250,000		237,500
649845FE9	NEW YORK ST ENERGY RESH & DEV	90,000		85,500
64984EBZ7	NEW YORK ST ENERGY RESH & DEV	1,200,000		1,140,000
64984ECT0	NEW YORK ST ENERGY RESH & DEV	75,000		71,250
64984EDB8	NEW YORK ST ENER RESH&DEV AUTH	75,000		71,250
72200U605	PIMCO CORPORATE INCOME FUND	50,000		47,500
72201B507	PIMCO CORPORATE OPPORTUNITY FD	250,000		237,500
72201J500	PIMCO FLOATING RATE STRATEGY	25,000		23,750
72369H304	PIONEER HIGH INC 0.00% SER-W	325,000		308,750
78442GEV4	SLMA SERIES 2002-7 A9	100,000		95,000
46131J202	INVESCO VK MUNI TRUST	4,650,000		4,622,250
46131J400	INVESCO MUNICIPAL TRUST	8,825,000		8,773,000
46131K308	INVESCO VK OHIO QUALITY	675,000		670,625
46131M205	INVESCO NK TRUST INVESTMENT	175,000		173,500
46131M882	INVESCO VK TR FOR INVESTMENT	100,000		99,500
46131T200	INVESCO VK TR FOR INVESTMENT	25,000		24,750
46132C404	INVESCO VK MUNICIPAL TRUST	550,000		547,125
46132E202	INVESCO VK ADVANTAGE MUNI	3,975,000		3,954,375
46132E301	INVESCO VK ADVANTAGE INCOME	6,675,000		6,635,375
46132E400	INVESCO VK ADV MUNI TR II	3,450,000		3,429,625
46132E509	INVESCO VK ADVANTAGE MUNI TR	6,675,000		5,541,625
46132E608	INVESCO VK ADV MUNI INCOME	4,050,000		4,025,625
46132E707	INVESCO VK ADVANTAGE MUNI	10,025,000		9,966,250
46132E889	INVESCO VK ADVANTAGE MUNI	2,950,000		2,933,250
46132H205	INVESCO VK CALIFORNIA VALUE	1,250,000		1,243,125
46132J201	INVESCO VK MASS VALUE TRUST	50,000		49,625
(continued on next page)

CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount reflected on Morgan Keegan's books at 12/31/11 for positions still held as of 3/31/12 (1)
(continued from previous page)
001190206	AGIC CONV & INCOME FUND	75,000		71,250
001191402	AGIC CONV & INCOME FUND II	150,000		142,500
46132E871	INVESCO VK ADVANTAGE MUNI	900,000		894,750
46131L207	INVESCO VK TRUST INSURED MUNI-	25,000		24,875
	Morgan Keegan Auction Rate Preferred Securities and Municipals other then Jefferson County	102,640,000		98,431,000

	Grand Total	228,890,000	105,840,188	98,431,000	204,271,188

(1)
These values were established by Morgan Keegan, based on Morgan Keegan’s historic valuation approach. Because Borrowers have not initiated diligence on these assets and have no independent opinion regarding their values, Borrowers make no representation as to the valuations other than to state that the valuations are consistent with the valuations made by Morgan Keegan. The June 30, 2012 Collateral Value and valuations thereafter will represent Borrowers’ assessment of fair market value as otherwise provided in the Credit Agreement. On the Compliance Date, Borrowers shall advise Lender in writing if Borrowers have reduced in value any of such assets on their books below that as previously carried by Morgan Keegan and shall disclose the amount of the reduction(s).

Schedule 1.1(a)(2)
[Schedule of Auction Rate Securities Valuations]

Valuation Date	Performer of Valuation
June 30, 2012	PWC, BR or PIMCO
September 30, 2012	PWC, BR or PIMCO
December 31, 2012	Internal Staff
March 31, 2013	PWC, BR or PIMCO
June 30, 2013	Internal Staff
September 30, 2013	PWC, BR or PIMCO
December 31, 2013	Internal Staff
March 31, 2014	PWC, BR or PIMCO
June 30, 2014	Internal Staff
September 30, 2014	PWC, BR or PIMCO
December 31, 2014	Internal Staff

Note: PWC denotes Pricewaterhouse Coopers; BR denotes BlackRock

Schedule 1.1(b)

[Private Equity Securities]

Schedule 1.1(b)

Entity Name	Description of Interest	Fair Market Value as of 12/31/2011
Intersouth Partners III L.P.	Limited partnership units	$0	*
Intersouth Partners IV L.P.	Limited partnership units	$202,271	*
Intersouth Partners V L.P.	Limited partnership units	$330,987	*
SSM Venture Partners II, L.P.	Limited partnership units	$971,028	*
Memphis Biomed Ventures I, L.P.	Limited partnership units	$385,753	*
Memphis Biomed Ventures II, L.P.	Limited partnership units	$529,809	*
MK Capital Partners I LLC	Membership interests	$38,960	*
Preferred Fund of Funds LLC	Membership interests	$1,301,594	*
Morgan Keegan Private Equity Fund of Funds II, L.P.	Limited partnership units	$34,249,113	*
Morgan Keegan Mezzanine Fund L.P.	Limited partnership units	$869,813	*
Raymond James Capital Partners, LP	Limited partnership units	$10,300,000
Ballast Point Ventures, LP	Limited partnership units	$2,700,000
Ballast Point Ventures II, LP	Limited partnership units	$13,500,000
Sirchie Acquisition Company, LLC	Membership interests	$16,400,000
Event Photography Group Holding Company, Inc.	1,375 shares of Preferred Stock and Warrant to purchase 87,500 shares of Common Stock	$21,000,000
SCP Specialty Infusion, LLC	817 Class B Units and 1,433,833.33 Common Units	$22,079,789	*
The Gardner School	$2,000,000 Secured Promissory Note and Units Purchase Warrant
Advanced Photographic Solutions, LLC	$1,750,000 Revolving Secured Promissory Note, $3,929,402.13 Amended and Restated Secured Promissory Note and 26.429% Ownership Percentage
Plasma Systems Holdings, Inc.	$1,000,000 Secured Promissory Note, $4,000,000 Secured Promissory Note, Stock Purchase Warrant, 1,000 shares of Voting Common Stock, 1,000,000 shares of Series A Preferred Stock
Tenth Street Fund III, L.P.	Limited partnership units	$2,750,000	*

* These values were established by Morgan Keegan, based on Morgan Keegan's historic valuation approach. Because Borrowers have not initiated diligence on these assets and have no independent opinion regarding their values, Borrowers make no representation as to the valuations other than to state that the valuations are consistent with the valuations made by Morgan Keegan. The June 30, 2012 Collateral Value and valuations thereafter will represent Borrowers' assessment of fair market value as otherwise provided in the Credit Agreement. On the Compliance Date, Borrowers shall advise Lender in writing if Borrowers have reduced in value any of such assets on their books below that as previously carried by Morgan Keegan and shall disclose the amount of the reduction(s).

Schedule 1.1(c)

[Excluded Auction Rate Securities]

Exhibit 1.1(c)

Raymond James Financial, Inc.
Auction Rate Securities
Excluded Securities
CUSIP	Security Desc	Par Value	Fair Value as reflected on RJF books at 12/31/11	Amount as reflected on Morgan Keegan's books at 12/31/11 (1)
472653BA1	JEFFERSON CNTY AL LTD OBLIG SC LIMITED OBLIGATION SCH WARRANT 0.803% 01/01/27 472653BA	25,075,000	18,843,863
472653BB9	JEFFERSON CNTY AL LTD OBLIG SC LIMITED OBLIGATION SCH WARRANT 0.815% 01/01/27 472653BB	20,800,000	15,631,200
472653BC7	JEFFERSON CNTY AL LTD OBLIG SC LIMITED OBLIGATION SCH WARRANT 0.746% 01/01/27 472653BC	13,550,000	10,182,825
472653BD5	JEFFERSON CNTY AL LTD OBLIG SC LIMITED OBLIGATION SCH WARRANT 0.76% 01/01/27 472653BD	6,175,000	4,640,513
472682NF6	JEFFERSON CNTY AL SWR REV, REF EVERY 35 DAYS ACTUAL/360 SER 2 0.76% 02/01/42 472682NF	8,200,000	4,952,800
472682NG4	JEFFERSON CNTY AL SWR REV, REF EVERY 35 DAYS ACTUAL/360 SER 2 0.777% 02/01/42 472682NG	17,675,000	10,675,700
472682NH2	JEFFERSON CNTY AL SWR REV, REF EVERY 35 DAYS ACTUAL/360 SER 2 0.803% 02/01/42 472682NH	4,100,000	2,476,400
	Jefferson County Auction Rate Securities (Excluded Auction Rate Securities)	95,575,000	67,403,300

Morgan Keegan Auction Rate Portfolio:

472682KH5	JEFFERSON CNTY AL SWR REV RFDG	100,000	61,000
472682LH4	JEFFERSON CNTY ALA SWR REV	5,000	3,050
472682LJ0	JEFFERSON CNTY ALA SWR REV ARS	25,000	15,250
472682LK7	JEFFERSON CNTY ALA SWR REV ARS	125,000	76,250
472682LM3	JEFFERSON CNTY ALA SWR REV ARS	175,000	106,750
472682NA7	JEFFERSON CNTY ALA SWR REV REF	20,000	12,200
472682ND1	JEFFERSON CNTY ALA SWR REV VAR	25,000	15,250
472682NJ8	JEFFERSON CNTY ALA SWR REV REF	50,000	30,500
472682NK5	JEFFERSON CNTY ALA SWR REV REF	25,000	15,250
499523UJ5	KNOX CNTY TN HLTH E&H FACS BRD	7,415,000	7,044,250
546279UC2	LOUISIANA LOC GOVT ENVIR FACS	13,225,000	12,563,750
818200HQ3	SEVIER CO TN PBA VAR -LOC GOVT	1,525,000	1,448,750
976002AA3	WINTER PARK FLA ELEC REV VAR-SER A	4,425,000	4,203,750
	Morgan Keegan Underwritten Auction Rate Securities (Excluded Auction Rate Securities)	27,140,000	25,596,000

Grand Total All Excluded Auction Rate Securities	122,715,000	67,403,300	25,596,000	92,999,300

(1)
These values were established by Morgan Keegan, based on Morgan Keegan’s historic valuation approach. Because Borrowers have not initiated diligence on these assets and have no independent opinion regarding their values, Borrowers make no representation as to the valuations other than to state that the valuations are consistent with the valuations made by Morgan Keegan. The June 30, 2012 Collateral Value and valuations thereafter will represent Borrowers’ assessment of fair market value as otherwise provided in the Credit Agreement. On the Compliance Date, Borrowers shall advise Lender in writing if Borrowers have reduced in value any of such assets on their books below that as previously carried by Morgan Keegan and shall disclose the amount of the reduction(s).

Schedule 5.5(c)(i)

[Liens]

Credit Agreement
Schedule 5.5(c)(i)
Liens

Claim of the management group of Raymond James Capital, Inc. of a right to purchase ten percent of both:

the common stock interest held by RJC Event Photos, LLC (“Photos”) in Event Photography Group Holding Company, Inc. at a price equal to ten percent of Photos' original investment in that business; and

the common equity unit interest held by RJC Forensics, LLC (“Forensics”) in Sirchie Acquisition Company, LLC at a price equal to ten percent of Forensics' original investment in that business.

Schedule 5.5(c)(ii)

[Funding Obligations]

Credit Agreement
Schedule 5.5(c)(ii)

Equity Interests Subject to Capital Calls

Entity Name	Description of Interest
Intersouth Partners III L.P.	Limited partnership units
Intersouth Partners IV L.P.	Limited partnership units
Intersouth Partners V L.P.	Limited partnership units
SSM Venture Partners II, L.P.	Limited partnership units
Memphis Biomed Ventures I, L.P.	Limited partnership units
Memphis Biomed Ventures II, L.P.	Limited partnership units
MK Capital Partners I LLC	Membership interests
Preferred Fund of Funds LLC	Membership interests
Morgan Keegan Private Equity Fund of Funds II, L.P.	Limited partnership units
Morgan Keegan Mezzanine Fund L.P.	Limited partnership units
Ballast Point Ventures II, LP	Limited partnership units
SCP Specialty Infusion, LLC	817 Class B Units and 1,433,833.33 Common Units
The Gardner School	$2,000,000 Secured Promissory Note and Units Purchase Warrant
Advanced Photographic Solutions, LLC	$1,750,000 Revolving Secured Promissory Note, $3,929,402.13 Amended and Restated Secured Promissory Note and 26.429% Ownership Percentage
Plasma Systems Holdings, Inc.	$1,000,000 Secured Promissory Note, $4,000,000 Secured Promissory Note, Stock Purchase Warrant, 1,000 shares of Voting Common Stock, 1,000,000 shares of Series A Preferred Stock
Tenth Street Fund III, L.P.	Limited partnership units

Schedule 5.12

[Subsidiaries]

Credit Agreement

Schedule 5.12

Raymond James Investments, LLC (“RJI”)(FL)-
Raymond James Capital Partners, LP not consolidated with RJI.

RJ Securities, Inc. (FL) 10 shares of its common Stock representing all of the outstanding stock held by RJI
No Subsidiaries.

RJC Forensics, LLC (DE) - Sole membership interest held by RJI
Subject to 10% profits interest of Dave Thomas group.
800,000 Class A Units (100%) and 19,840 Class B Units (100%) of interest in Sirchie Acquisition Company LLC (DE) held by RJC Forensics. Class C and Phantom Units held only by management.

RJC Event Photos, LLC (DE) Sole membership interest held by RJI
Subject to 10% profits interest of Dave Thomas group
No subsidiaries.

Morgan Properties, LLC (TN) sole membership interest held by RJI
No Subsidiaries.

Schedule 7.2

[Indebtedness]

Credit Agreement
Schedule 7.2

Indebtedness of Borrowers
At February 29, 2012

Borrower	Lender	Indebtedness

RJC Forensics, LLC	Raymond James Financial, Inc.	$3,773,000

RJC Photos, LLC	Raymond James Capital, Inc.	$33,000